Summary Prospectus U.S. Equity 130/30 Fund AUGUST 1, 2010 Class / Ticker Symbol A / SUEAX I / SUEIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The U.S. Equity 130/30 Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 65 of the Fund’s prospectus and Rights of Accumulation on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	I Shares

Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.30%	None
Other Expenses
Dividend Expense on Short Sales	0.60%	0.60%
Other Operating Expenses	0.97%	0.97%

Total Other Expenses	1.57%	1.57%

Total Annual Fund Operating Expenses	2.97%	2.67%
Fee Waivers and/or Expense Reimbursements(1)	(0.77)%	(0.77)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.20%	1.90%

(1)	The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2011 in order to keep Total Annual Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and acquired fund fees and expenses) from exceeding 1.60% and 1.30% for the A and I Shares, respectively. This agreement shall terminate upon the termination of the Investment Advisory Agreement between RidgeWorth Funds and the Adviser, or it may be terminated upon written notice to the Adviser by RidgeWorth Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all

August 1, 2010	1	Summary Prospectus

dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$785	$1,373	$1,984	$3,624
I Shares	$193	$756	$1,346	$2,946

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 382% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks and other U.S. traded equity securities. U.S. traded equity securities may include American Depositary Receipts (“ADRs”). The Fund may invest in companies of any size and may also invest in exchange-traded funds (“ETFs”).

In selecting investments for purchase and sale, Alpha Equity Management LLC (the “Subadviser”) uses a proprietary quantitative process. The stock selection model emphasizes characteristics such as relative value, analyst sentiment, earnings quality, long-term price momentum, and short-term price reversal. The Subadviser considers for selection companies with market capitalizations similar to those of companies in the S&P 500 Index. As of July 1, 2010, the market capitalization range of companies in the S&P 500 Index was between approximately $1 billion and $269 billion. The Fund holds a diversified portfolio to reduce stock-specific risk. Portfolio construction is driven by the Subadviser’s daily assessment of expected return, transaction cost, and risk for each of the securities in the Fund’s investment universe. The Subadviser focuses on bottom-up stock selection and does not emphasize macro forecasts of overall market returns, growth versus value returns, or large capitalization versus small capitalization returns.

The Fund pursues its investment goal by establishing long and short positions in equity securities. The Fund normally takes long positions in stocks that the Subadviser believes have the highest utility and normally takes short positions in stocks that it believes have the lowest utility. Utility is defined as an individual security’s expected return from its exposure to the return factors in the stock selection model less expected transaction costs and risk penalties. The Fund normally holds long positions in equity securities with an aggregate value of approximately 130% (within a range of 100% to 150%) of its net assets. In addition, the Fund normally establishes short positions in equity securities with a market value of approximately 30% (within a range of 0% to 50%) of its net assets. When the Fund establishes a long position, it purchases the security outright. The Fund is generally managed to be 100% net long. When the Fund establishes a short position, it sells a security that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund subsequently buys back the same security in the market and returns it to the lender. The Fund makes money on a short position if the market price of the security goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money on that position because it will have to pay more to replace the borrowed security that it received when it sold the security short. When borrowing a security for delivery to a buyer, the Fund also may be required to pay a fee and other transaction costs, which would increase the cost of the security sold short.

The Fund typically uses the cash generated from the short sale to purchase additional securities, which allows the Fund to maintain long positions in excess of 100% of the Fund’s net assets. Alternatively, the Fund may achieve the same result by borrowing money from banks and using the proceeds to purchase additional securities. Each of these investment techniques is known as “leverage.”

When the Fund enters into a short sale, it is required to pledge assets as collateral to secure the Fund’s obligation to cover the short position held by the broker.

Until the Fund replaces a borrowed security, it is also required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

In addition, to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

Principal Investment Risks

Equity Risk: Stock prices may fall over short or extended periods of time. The value of the Fund’s securities may fluctuate drastically from day to day.

Short Sales Risk: If the price of a stock goes up after a short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it

Summary Prospectus	2	August 1, 2010

received when it sold the stock short. The amount of loss on a short sale is theoretically unlimited, as there is no maximum attainable price of the shorted security.

Leverage Risk: The Fund’s short sales effectively leverage the Fund’s assets. It is possible that the Fund may lose money on both long and short positions at the same time. The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may decrease the Fund’s overall returns.

Borrowing Risk: If the Fund borrows money from banks for investment purposes, the Fund’s borrowing activities will amplify any increase or decrease in the Fund’s net asset value. The interest which the Fund must pay on borrowed money will reduce and may eliminate any net investment profits.

Smaller Company Risk: Small and mid-cap stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of a larger company. Smaller companies may be newer or less established and may have limited resources, products and markets. They may be less liquid.

Large Company Risk: Large cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

ADR Risk: Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers.

Exchange Traded Fund Risk: The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track. Liquidity in an ETF could result in more volatility than ownership of the underlying portfolio of securities. In addition, because of ETF management expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Derivatives Risk: Because the Fund may invest in derivatives, it is exposed to additional volatility and potential loss. Losses on investments in certain types of derivatives may exceed the Fund’s initial investment.

A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. As of December 31, 2009, A Shares were not operational. Performance prior to the commencement of operations of the A Shares is that of I Shares of the Fund, and has not been adjusted to reflect A Shares expenses. If it had been, performance would have been lower.

This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
17.54%	-19.88%
(6/30/09)	(12/31/08)

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 6/30/10 was -3.00%.

This table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. These returns reflect applicable sales charges and assume shareholders redeem all of their shares at the end of the period indicated. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the I Shares. After-tax returns for other classes will vary.

		Since
	1 Year	Inception*

A Shares Returns Before Taxes	21.26%	-12.55%

I Shares Returns Before Taxes	29.89%	-9.12%

I Shares Returns After Taxes on Distributions	29.70%	-9.25%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	19.66%	-7.71%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	-11.53%

*	Since inception of the I Shares on December 26, 2007.

August 1, 2010	3	Summary Prospectus

Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863, or by visiting www.ridgeworth.com.

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser. Alpha Equity Management LLC is the Fund’s subadviser.

Portfolio Management

Mr. Kevin Means, CFA, Managing Partner and Chief Investment Officer of the Subadviser, Mr. Vince Fioramonti, CFA, Partner and Director of Trading and Portfolio Operations of the Subadviser, and Mr. Neil Kochen, CFA, Partner, Chief Risk Officer and Asset Allocation Strategist of the Subadviser, have co-managed the Fund since its inception in December 2007.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each class are shown below, although these minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Class	Dollar Amount

A Shares	$2,000
I Shares	None

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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